THIS CONFORMING PAPER FORMAT DOCUMENT IS
             BEING SUBMITTED PURSUANT TO RULE 901(d)
                        OF REGULATION S-T


                       THE SCOTTS COMPANY
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 8, 1994
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of shares of Class A Common Stock of The Scotts Company (the "Company") hereby appoints Paul D. Yeager and Craig D. Walley, and each of them, the Proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held at the Columbus Marriott North, 6500 Doubletree Avenue, Columbus, Ohio, on Tuesday, March 8, 1994, at 9:00 a.m., Eastern Standard Time, and any adjournment or adjournments thereof, and to vote all of the shares of Class A Common Stock which the undersigned is entitled to vote at such Annual Meeting or at any adjournment or adjournments thereof:

1.   To elect nine directors to serve for terms of one year each:


      James B Beard, John S. Chamberlin, Alberto Cribiore,
      Joseph P. Flannery, Theodore J. Host, Tadd C. Seitz,
     Donald A. Sherman, John M. Sullivan, L. Jack Van Fossen

      ____ Vote for all nominees      ____ Vote withheld for all nominees

      ____  Vote for all nominees except
_______________________________________

2. To ratify the selection of Coopers & Lybrand as independent auditors of the Company for the 1994 fiscal year:

              ____ FOR  ____  AGAINST  ____ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other matters (none known at the time of solicitation of this proxy) as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     WHERE A CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY AND "FOR" PROPOSAL NO. 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.




(THIS PROXY CONTINUES AND MUST BE SIGNED AND DATED ON THE REVERSE SIDE)

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    The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders, dated January 25, 1994, the Proxy Statement furnished therewith, and the Annual Report of the Company for the fiscal year ended September 30, 1993. Any proxy heretofore given to vote the shares of Class A Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders is hereby revoked.


Date________________________________________



____________________________________________


____________________________________________
                              Stockholder sign name exactly as it
                              is stenciled hereon.

                              NOTE:     Please fill in, sign and
                                        return this proxy in the
                                        enclosed envelope.  When
                                        signing as Attorney,
                                        Executor, Administrator,
                                        Trustee or Guardian, please
                                        give full title as such.
                                        If signer is a corporation,
                                        please sign the full
                                        corporate name by
                                        authorized officer.  Joint
                                        Owners should sign
                                        individually.  (Please note
                                        any change of address on
                                        this proxy.)



 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       THE SCOTTS COMPANY

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